AMENDMENT NO. 3 TO
                           FOURTH AMENDED AND RESTATED
                                 LOAN AGREEMENT

     Amendment No. 3 (this "Third Amendment") entered into as of June 30, 1997 among HAMPSHIRE DESIGNERS, INC. (the "Borrower"), THE CHASE MANHATTAN BANK, ("Chase"), FLEET BANK, N.A. ("Fleet", Chase and Fleet are individually referred to as a "Lender" and collectively as the "Lenders") and FLEET BANK, N.A., in the capacity as Agent for the Lenders (the "Agent").

     WHEREAS, the Borrower, Chase, Fleet and the Agent are parties to a Fourth Amended and Restated Loan Agreement dated as of March 31, 1996, as amended by Amendment No. 1 thereto dated September 1, 1996 and Amendment No. 2 thereto dated as of March 31, 1997 (as so amended, the "Agreement");

     WHEREAS, the Borrower, the Lenders and the Agent desire to amend certain provisions of the Agreement, and in order to do so, the parties hereto have agreed to enter into this Third Amendment;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided therefor in the Agreement.

          2. Effective as of June 30, 1997, Section 7.9 of the Agreement is hereby amended by deleting the phrase "such Investments (i) do not exceed $4,000,000 in aggregate outstanding amount at any time" and inserting in its place the phrase "such Investments (i) do not exceed $7,000,000 in aggregate outstanding amount at any time".

          3. The Borrower hereby represents and warrants to the Lenders and the Agent that (a) no Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such an Event of Default exists as of June 30, 1997 or would exist after giving effect to this Third Amendment, (b) it has full power and authority to enter into, and has taken all proper and necessary corporate action to authorize this Third Amendment, and (c) this Third Amendment has been duly executed and delivered and constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms.

          4. This Third Amendment shall become effective as of the date hereof, upon the satisfaction of the following conditions precedent:

               (a) The Borrower, the Agent and each Lender shall have executed and delivered to the Agent a counterpart of this Third Amendment.

               (b) Each of the Grantors and the Guarantors shall have executed and delivered to the Agent a counterpart of this third Amendment thereby (i) indicating its consent hereto and (ii) confirming that its respective Guaranty continues in full force and effect. (c) All legal matters in connection with this Third Amendment shall be satisfactory to the Agent and its counsel.

          5. Except as modified hereby, all of the terms and provisions of the Agreement shall continue in full force and effect. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Any signature delivered by a party by a facsimile transmission shall be deemed to be an original signature hereto. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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          6. The Borrower will promptly pay all costs of the Agent in preparing this Third Amendment including, without limitation, the fees and expenses of counsel to the Agent in connection with the preparation, execution and delivery, administration, interpretation and enforcement hereof.

          7. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to or a waiver of any other term or condition of the Agreement or any of the documents referred to therein or (b) prejudice any right or rights which the Agent or the Lenders may now have or may have in the future under or in connection with the Agreement or any documents referred to therein. Whenever the Agreement is referred to in the Agreement, as amended, or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Agreement as modified by this Third Amendment. All documents in place with the Borrower and the Guarantors in connection with the Agreement shall be deemed amended to conform to the provisions of this Third Amendment. In all other respects, such documents remain unchanged and in full force and effect.

     IN WITNESS HEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

HAMPSHIRE DESIGNERS, INC.
/s/ Charles W. Clayton
--------------------------------
By:  Charles W. Clayton
Vice President

FLEET BANK, N.A., as a Lender and as Agent
/s/ Liz Allen
---------------------------------
By: Liz Allen

THE CHASE MANHATTAN BANK
/s/ Paul O'Neill
---------------------------------
By:  Paul O'Neill
Vice President


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Accepted and Agreed:

HAMPSHIRE GROUP, LTD.
/s/ Charles W. Clayton
----------------------------------
Name:  Charles W. Clayton
Title:  Vice President

GLAMOURETTE FASHION MILLS, INC.
/s/ Charles W. Clayton
----------------------------------
Name:   Charles W. Clayton
Title:  Vice President

SAN FRANCISCO KNITWORKS, INC.
/s/ Charles W. Clayton
----------------------------------
Name:   Charles W. Clayton
Title:  Vice President

SEGUE (AMERICA), LTD.
/s/ Charles W. Clayton
-----------------------------------
Name:   Charles W. Clayton
Title:  Vice President

HAMPSHIRE DESIGNERS, INC., as guarantor of the
obligations of Segue and Knitworks
/s/ Charles W. Clayton
-----------------------------------
Name:  Charles W. Clayton
Title:  Vice President

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